Exhibit 10.38


                   FIRST MODIFICATION TO FORBEARANCE AGREEMENT

            This FIRST MODIFICATION TO FORBEARANCE AGREEMENT is made as of the 22nd day of November, 2004 by and among Stronghold Technologies, Inc., a New Jersey corporation ("Stronghold NJ"), Stronghold Technologies, Inc., a Nevada corporation ("Stronghold Nevada") (Stronghold NJ and Stronghold Nevada individually referred to as a "Borrower" and together referred to as the "Borrowers"), both Borrowers having an address of 106 Allen Road, Basking Ridge, New Jersey, 07920, Christopher J. Carey, residing at 450 Claremont Road, Bernardsville, New Jersey 07924 (the "Guarantor"), Mary W. Carey, residing at 450 Claremont Road, Bernardsville, New Jersey 07924 (the "Limited Guarantor")(the Guarantor and the Limited Guarantor being together referred to as the "Guarantors"), and PNC Bank, National Association, as successor by merger to UnitedTrust Bank, Two Tower Center Boulevard, East Brunswick, New Jersey 08816 ("Lender").

            The Lender, the Borrowers and the Guarantors are parties to a Forbearance Agreement dated as of July 7, 2004 (the "Forbearance Agreement"). In consideration of the mutual promises and covenants set forth herein, the Lender, the Borrowers and the Guarantors hereby agree to modify the terms of the Forbearance Agreement as follows:

            1. All capitalized terms not defined in this Modification Agreement shall have the same meaning set forth in the Forbearance Agreement.

            2. Effective November 1, 2004, the rate of interest payable on the Loan has been increased to the New Default Rate (8.0% over the Prime Rate).

            3. The repayment terms are hereby modified to provide that the Borrowers shall make payments of interest only on November 15, 2004, December 15, 2004 and January 15, 2005. On or before January 31, 2005, the Borrowers shall pay all remaining principal, interest at the New Default Rate, and unpaid costs and expenses outstanding under the Loan, including all legal fees (including but not limited to all fees and expenses incurred in connection with the preparation of this Modification Agreement), accounting, appraisal and other professional fees and expenses incurred by the Lender.

            4. The Borrowers shall pay the Lender a non-refundable modification fee in the amount of $9,000.00. Such fee shall be paid in installments as follows: $3,000.00 on December 15, 2004, $3,000.00 on January 15, 2005 and
$3,000.00 on January 31, 2005.

            5. The "Termination Date" is hereby modified to mean the earlier of:
(i) the date an Event of Default under the Forbearance Agreement occurs; or (ii) January 31, 2005.

            6. Except as expressly modified herein, the Forbearance Agreement shall continue in full force and effect. By executing this Modification
Agreement, the Borrowers and the Guarantors hereby acknowledge that the Forbearance Agreement and all documents executed by the Borrowers in connection with the Loan shall continue in full force and effect, are valid and binding, and they hereby expressly ratify, confirm and reaffirm all terms and conditions thereof. The Borrowers and Guarantors hereby represent, warrant and confirm that there are no set-offs, defenses, rights, claims or causes of action of any nature whatsoever which the Borrowers or the Guarantors have or may assert against the Lender with respect to the Forbearance Agreement, the Loan, or any of the documents executed in connection therewith.


                        DATED as of the date and year first above written.

BORROWERS:
                                                Stronghold Technologies, Inc.,
                                                a Nevada corporation

Attest:_______________________                  By: /s/ Christopher J. Carey
                                                    -------------------------
                                                    Christopher J. Carey

Title:________________________                  Title:  President



                                                Stronghold Technologies, Inc.,
                                                a New Jersey corporation

Attest:_______________________                  By: /s/ Christopher J. Carey
                                                    -------------------------
                                                    Christopher J. Carey

Title:________________________                  Title: President

GUARANTOR:



                                                /s/ Christopher J. Carey
-----------------------------                   ------------------------
Witness                                         Christopher J. Carey




LIMITED GUARANTOR:



                                                /s/ Mary W. Carey
-----------------------------                   ----------------
Witness                                         Mary W. Carey



LENDER:

                                                PNC BANK, NATIONAL ASSOCIATION


                                                By: /s/ Mary E. Burgwinkle
                                                    --------------------------
                                                    Mary E. Burgwinkle

                                                Title:  Vice President


                                       3